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THIS LEASE made this 2nd day of May, One thousand nine hundred and ninety seven BETWEEN LEE THEATRE REALTY LIMITED whose registered office is situate at 23rd Floor Caroline Centre, 28 Yun Ping Road, Causeway Bay, Hong Kong (hereinafter with its successors and assigns where the context so admits called "the Landlord") of the one part and PHYSICAL HEALTH CENTRE HONG KONG LIMITED whose registered office is situate at 12th Floor, Causeway Bay Plaza 1, 489 Hennessy Road, Causeway Bay, Hong, Kong (hereinafter called "the Tenant") of the other part

NOW THIS DEED WITNESSETH as follows:-

1. The Landlord shall let and the Tenant shall take All That portion of the messuage and premises erected on all that / those piece(s) or parcel(s) of land registered in the Land Registry as Inland Lot No 1452 and the Remaining Portion of Inland Lot No 472 & 476 known at the date hereof as LEE THEATRE PLAZA (hereinafter referred to as "the Building") which said portion consists of Shop A on 11th Floor, Whole of 12th Floor, 14th Floor and 15th Floor Lee Theatre Plaza, 99 Percival Street, Causeway Bay, Hong Kong as shown on the plan annexed hereto and thereon coloured red (hereinafter referred to as "the Premises"). Together also with the use of the entrances staircases landings and passages (so far as the same are necessary to the enjoyment of the Premises) in common with the Landlord and any other tenant or tenants of the Building And together also with the use in common with others of the lifts escalators (if any) and central air-

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conditioning services wherever the same shall be operating excepting and reserving unto the Landlord the rights set out in the Schedule hereto for a term of six years commencing on the 1st day of March 1997 (hereinafter referred to as "the Term") paying therefor unto the Landlord

   (a)(i) for the first three years of the Term (i.e. from 1st March 1997 to 29th February 2000, both dates inclusive) the calendar monthly rent of HONG KONG DOLLARS NINE HUNDRED FORTY THREE THOUSAND FIVE HUNDRED AND THIRTY SIX ONLY (HK$943,536.OO) and;

     (ii) for the remaining three years of the Term (i.e. from 1st March 2000 to 28th February 2003, both dates inclusive) the calendar monthly rent shall be revised to the then prevailing market rent having regarding to prevailing market rentals of similar promises in the same locality, such rent to be mutually agreed between the parties or failing agreement shall be determined by a single surveyor acting as expert and not as all arbitrator nominated by the chairman for the time being of the Royal Institution of Chartered Surveyors (Hong Kong Branch) on the application of either party (and such surveyor shall receive and, if considered desirable, hear the representations made by or on behalf of either or both parties) and such surveyor's decision shall be final and binding on the parties. The costs involved in such determination shall be borne by the parties in equal shares.
The above rents are all exclusive of rates and operating changes (hereinafter referred to as "the Rent").

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      (b) the calendar monthly charge of HONG KONG DOLLARS TWO HUNDRED SEVEN
THOUSAND TWO HUNDRED AND NINETY TWO ONLY (HK$207,292.00) for the provision of the maintenance and management of the Building, including the provision of the central air-conditioning supply but excluding any maintenance which is the obligation of the Tenant under this Agreement or of any other tenant or occupier of any other part of the Building under any contract between the Landlord and such tenant or occupier (hereinafter referred to as "the Operating Changes") Provided that the Rent shall not be charged by the Landlord for the purposes of fitting out for the period from 1st March 1997 to 31st May 1997 both dates inclusive. The parties hereto agree that the Operating Charges shall be subject to increase at any time during the continuance of the Term hereby created upon the Landlord giving to the Tenant not less than one (1) calendar month's notice in writing of such increase and upon the expiration of the said period of one month the Operating Charges shall be increased by the amount specified in the Landlord's notice. There shall be no restriction on the number of occasions upon which the Landlord may call for an increase in the Operating Charges.

2.   THE TENANT HEREBY COVENANTS WITH THE LANDLORD as follows:-

       (a) To pay the Rent for the Premises and the Operating Charges monthly in advance to the Landlord in Hong Kong Currency on the first day of

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every calendar month during the Term such payment to be effected in such manner as shall from time to time be designated by the Landlord. THE TENANT SHALL PAY TO THE LANDLORD THE RENT THE OPERATING CHARGES and all other sums due hereunder (if any) upon the Term at the times and in the manner herein provided without any deduction on account of any set-off or claim which the Tenant may have against the Landlord or otherwise and if the Tenant shall fail to pay any of the Rent or the Operating Charges or such other sums due hereunder within fifteen days from the time when the same become due the Tenant shall pay interest thereon at the rate of twenty per cent per annum from the date on which the same became due (not fifteen days thereafter) to the date of the payment thereof and such interest shall be deemed additional rent hereunder provided that the demand and/or receipt by the Landlord of interest pursuant to this clause shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy (including the right of re-entry) exercisable under this Lease. All such interest due on the Rent unpaid under this Lease shall be deemed to be part of the Rent for the Premises and shall be recoverable by the Landlord accordingly by distraint or otherwise.

       (b) To pay and discharge all rates building maintenance charges (if any) taxes assessments duties charges impositions and outgoing whatsoever now or hereafter to be imposed or charged by the Government of Hong Kong the Manager The Managing Committee of the Building and/or

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other lawful authority on or in respect of the Premises or upon the owner or occupier in respect thereof Crown rent and Property Tax alone excepted.

       (c) To pay all charges in respect of gas electric light and power which shall be consumed or supplied on or to the Premises and also to pay a due proportion of the water rate charged upon the whole of the Building such proportion to be determined by the Landlord or the surveyor of the Landlord.

       (d)(i) The Landlord may from time to time establish such house rules (hereinafter called the "rules") as it may deem necessary for the management and control of the Building and may also from time to time alter amend and/or repeal such rules and this Lease shall be in all respects subject to such rules which when a copy thereof has been furnished to the Tenant shall be taken to be part hereof and the Tenant shall obey all such rules and see that they are faithfully observed by the visitors guests employees and licensees of the Tenant and such rules shall apply to and be binding upon all of the tenants of the Building;

           (ii) the Landlord shall not be responsible or under any liability to the Tenant for the non-observance or violation of such rules by any other tenant of the Building or person.

       (e) Not to occupy or use the Premises or permit the same or any part thereof to be occupied or used for any purpose other than that as a high

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class fitness centre trading under the shop name of "PHYSICAL
LADIES' CLUB" only.

   (f) To comply with all the requirements or the Government of Hong Kong or other lawful authorities and with all laws ordinances rules and regulations with respect to the Premises. To do everything necessary to obtain continue and renew any licence or registration required by any laws ordinances rules regulations for using the Premises for the use allowed including paying all fees. The Tenant shall not do or permit to be done anything whereby the policy or policies of insurance on the Premises or the contents thereof against damage by fire or other risks for the time being subsisting may become void or voidable or whereby the rates of premium thereon may be increased and shall repay to the Landlord all sums paid by way of increased premium and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach of this clause and the Landlord shall have the right to collect the same from the Tenant when charged to the Landlord as additional rent as referred to in Clause 2(a).

       (g) Not to permit any person to remain in the Premises overnight without prior written permission from the Landlord. Such permission will not be given unless the Landlord is satisfied that it is necessary to enable the Tenant to post a watchman to look after the contents of the Premises.
In no circumstances shall the Premises be used as sleeping quarters or as domestic Premises within the meaning of the Landlord

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and Tenant (Consolidation) Ordinance Chapter 7 or any other enactment or modification thereof for the time being in force.

       (h) Not to do or permit to be done any act matter or thing in contravention of the terms of the Government Lease or Conditions under which the Landlord holds the Premises and the Tenant shall indemnify the Landlord against any breach thereof. The Tenant shall observe and shall be answerable and responsible for ensuring that the servants employees and licensees of the Tenant observe all the requirements of the Ordinances (including Orders in Council) and subsidiary legislation (including rules regulations made thereunder) of the Government of Hong Kong in relation to the Premises.

       (i) Not to assign underlet or otherwise part with the possession of the Premises or any part thereof either by way of sub-letting lending sharing or other means whereby any person or persons not a party to this Lease obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assigning or parting with the possession of the Premises (whether for monetary consideration or not) this Lease may at the discretion of the Landlord be absolutely determined in which event the Tenant shall forthwith surrender the Premises to the Landlord. The lease hereby granted shall be personal to the Tenant named in this Lease and without in any way limiting the generality of the foregoing

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the following acts and events shall unless previously approved in writing by the Landlord (which approval the Landlord may give or withhold at its discretion without assigning any reason therefor) be deemed to be breaches of this Clause:-

             (i) any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns / own a majority of the Tenant's voting shares or who otherwise has or have effective control thereof.

            (ii) the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power of Attorney obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same.

       (iii) the change of the Tenant's business name without the previous written consent of the Landlord.

   (j) To keep all the interior of the Premises including the flooring and interior plaster or other finishing material or rendering to walls floors and ceilings and the Landlord's fixtures therein including all doors windows shopfront glass electrical installations and wiring in good clean tenantable substantial and proper repair and condition and properly preserved and painted as may be appropriate when from time to time required and to so maintain the same at the expense of the Tenant and particularly in the last year of the Term to paint in a proper and workmanlike manner all the inside wood iron and other parts

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heretofore or usually painted of the Premises with two coats of good oil paint of suitable quality and also with such internal painting to wash stop whiten distemper grain varnish colour paper and otherwise decorate in a proper and workmanlike manner all such internal parts of the Premises that have been or ought properly to be so treated and deliver up the same to the Landlord at the expiration or sooner determination of the Term in the like condition replacing and reinstating any part of the Premises damaged or destroyed by or through or in consequence directly or indirectly of any negligent act or omission of the Tenant. The Tenant particularly agrees:-

     (i) To reimburse to the Landlord the cost of replacing all broken and damaged windows whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

     (ii) To repair or replace if so required by the Hong Kong Electric Company Limited other Authority as the case may be under the terms of any Electricity Supply Ordinance for the time being in force or any regulations made thereunder all the electrical wiring installations and fittings within the Premises and the wiring from the Tenant's meter or meters to and within the same.

     (iii) To take all reasonable precautions to protect the interior of the Premises from damage threatened by an approaching storm or typhoons.

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      (iv)   To be responsible for all damage or injury to the Premises the said fixtures fittings installations equipment and appurtenances or to the Building its apparatus or services which may be caused by the carelessness omission neglect improper use or conduct of or any cause attributable to the Tenant the servants employees agents or invitees of the Tenant including without in any way limiting the foregoing damage caused by the Tenant in moving property or equipment in or out of the Building or the Premises and such damage shall be repaired restored remedied or replaced promptly on the same being sustained at the sole cost and expense of the Tenant to the satisfaction of the Landlord by contractors and workmen employed or approved by the Landlord.

          (k)(i) To keep the Premises open for business every day throughout the year between 10:00 a.m. and 10:00 p.m. daily (hereinafter referred to as "the normal business hours") and without prejudice to any other rights which the Landlord may have, any suspension of the Tenant's business for a period of more than 7 consecutive days within any one calendar year without the prior consent of the Landlord shall constitute a material breach of this provision entitling the Landlord to determine this Lease and to re-enter and regain possession of the Premises.



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               (ii)   To provide the shopfront window with lighting during
the normal
business hours throughout the Term without suspension of such even when the Premises are not open for business.

       (l) The Landlord shall not in any circumstances be under any liability whatsoever to the Tenant or to any other person whomsoever in respect of any damage sustained by the Tenant or such other person aforesaid caused by the negligence of any other tenant of the Building or caused by or through or in any way owing to the leakage or overflow of water or the escape of fumes smoke or fire or any other substance or thing from any premises situate in the Building or caused by or through or in any way owing to any defect in or breakdown of the lifts fire fighting and security services equipment air-conditioning plant and other facilities of and in the Building. The Tenant shall fully indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord in respect of any loss damage or injury to any person whomsoever or to any property whatsoever caused by the act default or negligence of the Tenant or by or through or in any way owing to the leakage or overflow of water or the escape of fumes smoke or fire or other substance or thing of whatsoever origin from the Premises or directly or indirectly through the defective or damaged condition or operation of any part of the interior of the Premises or any fixtures fittings wiring or piping or any plant or machinery therein.

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   (m)  The Landlord shall not in any circumstances be liable for any injury or damage to persons or property resulting from fire explosion falling plaster steam gas electricity water rain or leaks from any part of the Building or from pipes appliances or plumbing works or from the roof street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature nor shall the Landlord be liable for any such damage caused by other tenants or persons in the Building or by Building or other operations in the neighbourhood.

       (n) To be wholly responsible for any loss damage or injury caused to any person whomsoever or to any property whatsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises or through the operation of any fixtures fittings wiring or piping or any plant or machinery therein and to make good the same by payment or otherwise and to indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect thereof.

       (o)(i) The Tenant shall not without first obtaining the written consent of the Landlord make or permit to be made any alteration in or addition to the Premises or to the water gas or steam pipes electrical installations and wiring or plumbing or other Landlord's fixtures or to install any plant apparatus or machinery in the Premises or cut maim or injure or suffer to be cut maimed or injured any doors windows walls structural members or other fabric thereof or except

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   as hereinafter authorized remove any additions improvements or fixtures from the Premises. If any authority of the Government of Hong Kong or other lawful authorities requires or orders the Premises be altered added to or modified or that any fixtures or equipment be installed or removed the Tenant shall

             (i.i)    give the Landlord promptly a copy of any notification
to that effect;

              (i.ii)   carry out the work required;

              (i.iii) indemnify the Landlord against any claims demands losses and damages arises from the breach of such request or orders by the Tenant.

           (ii) If the Tenant shall hereafter place in the Premises any additions improvements or fixtures which can be removed without structural alterations then the Tenant shall have the right prior to the termination of this Lease to remove the same at the Tenant's own expense provided:

              (ii.i) that the Tenant at the time of such removal shall not be in default in the payment of the Rent or in the performance of any other clause provision or condition of this Lease;

               (ii.ii) that before any such removal the Tenant shall have given written notice to the Landlord specifying the additions improvements or fixtures which the Tenant proposes to remove and specifying in detail the proposed replacements to be made

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        by the Tenant and shall have obtained the Landlord's written approval of the replacement specifications and

                (ii.iii) that the Tenant shall at the Tenant's own expense prior to the termination of this Lease replace all articles and materials removed with others of a kind and quality customary in this type of high class commercial building and satisfactory to the Landlord and all such replacements shall be first-class in workmanship materials and finish and as specified in the notice provided for in paragraph (ii.ii) hereof.

       (p) Notwithstanding clause 2(o) above the Tenant shall if so required by the Landlord remove all additions improvements or fixtures from the Premises and reinstate the Premises to their original state and condition to the satisfaction of the Landlord on the expiration or sooner determination of the Term hereby granted.

       (q) On the expiration of the Term hereby granted or upon an earlier termination of this Lease the Tenant shall surrender to the Landlord possession of the Premises with all additions improvements and fixtures then included therein except as hereinabove provided in a good clean and tenantable repair and condition to the satisfaction of the Landlord.

       (r) The Landlord and its agents shall be permitted to visit and examine the Premises at any reasonable hour of the day and workmen may enter at any time when authorized by the Landlord or the Landlord's agents to

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    make or facilitate repairs or prevent damage in any part of the Building and to remove such portions of the walls floors and ceilings of the Premises as may be required for the purpose of making such repairs or preventing such damage. If the Tenant shall not be personally present to open and permit an entry into the Premises at any time when for any reason an entry therein shall be necessary or permissible hereunder the Landlord or the Landlord's agents may forcibly or otherwise enter the Premises without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof if during such entry the Landlord shall accord reasonable care to the Tenant's property provided that the right and authority hereby reserved do not impose nor does the Landlord assume by reason thereof any responsibility or liability whatsoever for the care or supervision of the Premises or any of the pipes fixtures appliances or appurtenances therein contained or therewith in any manner connected except as may be herein specifically provided. The Tenant shall make good all defects and wants of repair found to be the liability of the Tenant within the period of fifteen
(15) days from the date of receipt of notice written or verbal from the Landlord to make good or amend the same.

       (s) The Tenant shall waive and shall not avail itself of any protection against ejectment or otherwise which is or may be afforded by the Landlord and Tenant (Consolidation) Ordinance (Cap. 7) or by any amendments thereto or by any similar Ordinance for the protection of

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    tenants in so far as such protection now or at any time may be lawfully waived and for the purposes of Part III of the said Ordinance rent shall be deemed to be in arrears if not paid in advance on the due date in accordance with Clause 2(a) hereof.

       (t) To maintain the highest standards of cleanliness and hygiene and freedom from infection contamination and infestation by any form of pest which is a health hazard in all parts of the Premises used for the storage preparation display serving and consumption of food.

       (u) To pay on demand to the Landlord all costs incurred by the Landlord in cleansing and clearing any of the drains choked or stopped up owing to the negligence of the Tenant or of his visitors guests employees or licensees.

       (v) At all times during the continuance of the Term hereby created to insure with an insurance company in Hong Kong approved by the Landlord against fire and claims by third parties in respect of damage or loss to the Premises however caused or arising out of its use and occupation of the Premises and to pay all premiums therefor and on demand to produce (and if so required) deliver up to the Landlord or its agent every such policy of insurance and the receipt for the last payment of premium AND the Tenant hereby covenants with the Landlord that the Tenant will fully indemnify the Landlord and keep the Landlord indemnified against any claims made by third parties as aforesaid.

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   (w)   The Tenant shall not use the Premises for the storage of goods or merchandise other than in small quantities consistent with the nature of the Tenant's trade or business by way of samples and exhibits nor to keep or store or cause or permit to be kept or stored any extra hazardous or hazardous goods within the meaning of the Dangerous Goods Ordinance or any enactment replacing the same and the regulations applicable thereto, and in so far as such Ordinance or its schedules or regulations may be altered this Clause shall have reference to any alteration thereof.

       (x) For the period of six months prior to the expiration of the Term to permit the Landlord to display on the exterior of the Premises a sign indicating that the Premises are available for letting and during such period to permit the Landlord and its representatives to enter the Premises with prospective tenants at reasonable hours of the day to view and inspect the same.

       (y) Not to permit or suffer any part of the Premises to be used for the purpose of gambling or for any illegal immoral or improper purpose.

       (z) To be responsible for the removal of garbage and refuse from the Premises. The Tenant shall not dispose of any garbage or rubbish except in the manner from time to time prescribed by the Landlord and until such time as such garbage is removed from the Building to keep the same securely sealed in containers of a design to be approved by the Landlord. In the event of the Landlord providing a collection service

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for garbage and refuse the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.

   (aa) To reimburse the Landlord the cost of replacing any broken damaged defective or burned out light bulbs tubes and globes in the Premises which may be provided by the Landlord.

   (ab) Not to take delivery of furniture or fixtures or bulky items of goods in and out of the Building during normal office hours and under no circumstances shall passenger lifts be used for delivery purposes.

   (ac) Not to install additional locks bolts or other fittings to the Premises or in any way to cut or alter the same without the prior written consent of the Landlord.

   (ad) To reimburse the Landlord the cost of repairing or replacing any air-conditioning fan-coil unit or any other part of the air-conditioning system or installation which is damaged or rendered defective by the misuse or negligence of the Tenant or any of the Tenant's visitors employees or licensees.

   (ac) Not to place a load upon any floor of the Premises in excess of the loading for which the floor is designed. The Landlord reserves the right to prescribe the weight and position of all safes and heavy machinery which must be placed so as to ensure an acceptable distribution of weight.

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   (af)   To use only the name designated by the Landlord for the Building, and shall use such name for its business address and for no other purpose.

   (ag) Not to make or permit to be made any music or noise so as to cause a nuisance or annoyance to the Landlord or any other tenant of the Building or do or permit anything to be done therein which will interfere with the rights comfort or convenience of the other tenants.

   (ah) To permit the Landlord at all times during the Term to exercise without interruption or interference any of the rights set out in the Schedule hereto.

   3. THE TENANT HEREBY FURTHER COVENANTS WITH THE LANDLORD AS FOLLOWS:- To fit out the interior of the said premises in a style and manner appropriate to a first class shop premises at its own cost; that prior to and in the course of carrying out such fitting work the Tenant shall comply with and ensure that his contractors, workmen, employees and agents comply with the procedures and stipulations set out hereunder subject to such variations (if any) as the Landlord may approve in writing; that without affecting the liability of the Tenant to keep and maintain the premises including the existing furnishings fixtures and fittings therein and all additions thereto in good tenantable repair and condition, it is hereby agreed that in decorating (or subsequently in refurbishing or renovating) the premises, the Tenant shall observe and comply with the following procedures and stipulations, namely:-

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       (i)   The Tenant shall at its own cost prepare and submit to the
Landlord for approval 2 sets of suitable drawings and specifications of the works proposed to be carried out by the Tenant (hereinafter called "the Tenant's Work") together with schematic sketches illustrating the design and layout proposal of such proposed works (hereinafter collectively called "the Tenant's Plans").

       (ii)    The Tenant's Plans shall, without limitation:

                (ii.i)   Include detailed drawings, plans and specifications
of any changes in the air-conditioning electrical and fire services installations and plumbing and drainage system;

                (ii.ii)  Include details of all lighting fixtures;

                (ii.iii) Show the position of any heavy equipment, e.g.
safe;

                (ii.iv) Show any other relevant information the Landlord may consider necessary;

                (ii.v)   Comply with all relevant Ordinances, regulations
and by-laws from time to time issued by the government of Hong Kong and the management of the building.

         (iii) The Landlord will consider the Tenant's Plans and may in its discretion accept or reject the Tenant's Plans or any part of them and subject to such reasonable conditions as it thinks fit.

        (iv) The Tenant shall have the sole responsibility for compliance with all applicable statutes, codes, ordinances and other regulations for all work performed by or on behalf of the Tenant on the premises, and the

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     Landlord's or the Landlord's agent's or representative's approval of plans, specifications, calculations or of the Tenant's Work shall not constitute any implication, representation or certification by the Landlord that the said improvements are in compliance with the said statutes, codes, ordinances, and other regulations. In instances where several sets of requirements must be met, the standard set by the Landlord's insurance underwriters' and/or the management of the building or the strictest standard shall apply.

        (v) The Tenant shall not commence the Tenant's Work before receiving notice from the Landlord that such work may be commenced.

        (vi) Upon completion of the Tenant's Work, the Tenant shall notify the Landlord in writing immediately.

        (vii) The Tenant shall Submit to the Landlord by hand or via registered mail at least seven (7) days prior to the commencement of construction, the proposed commencement date of construction and the estimated date of completion of construction work, fitting out work, and date of projected opening.

        (viii) The Tenant shall be responsible for a11 reasonable costs and expenses incurred by the Landlord in considering the Tenant's Plans and supervising the Tenant's Work hereunder and shall pay the same to the Landlord upon demand. An estimate of this cost will be given to the Tenant in advance.

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          (ix)(ix.i)   The Tenant shall be responsible for the removal of
garbage, refuse and construction and decoration waste from the premises to such location as shall be specified by the Landlord from time to time.

            (ix.ii) In the event of non compliance of this provision and upon due notice, the Landlord may remove such material at the cost of the Tenant who shall forthwith reimburse all costs and expenses incurred by the Landlord.

       (x) In respect of the works concerning electrical installations or alteration, air-conditioning units or service, equipment relating to fire prevention or firefighting service and plumbing works the Tenant shall engage only those contractors as shall be nominated by the Landlord.

   4.   THE LANDLORD HEREBY COVENANTS WITH THE TENANT AS FOLLOWS:-

        (a) To keep in good repair the Building's main walls roofs main passages main stairways main electricity cables and main drains and pipes intended for the general service of the Building and all such repairs shall be at the expense of the Landlord unless the same shall have been rendered necessary by the act or neglect or carelessness of the Tenant or any of the visitors guests employees contractors or licensees of the Tenant in which case the expense is to be borne by the Tenant Provided that the Landlord's liability hereunder shall not be deemed to have arisen unless and until notice in writing of any want of repair shall

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have been previously given by the Tenant to the Landlord and the
Landlord shall have failed to repair the same within a reasonable time.

       (b) The Landlord shall keep and maintain the lift service for the convenience of the Tenant subject to the discretionary power of the Landlord to prescribe the manner of maintaining the said service. The Tenant or any person using the said lift service shall do so entirely at his own risk.

       (c) The Landlord shall provide and maintain for the Premises a central air-conditioning service during normal business hours namely from 9:00 a.m. to 11:00 p.m. from Mondays to Fridays, 9:00 a.m. to 10:00 p.m. on Saturdays and 9:00 a.m. to 6:00 p.m. on Sundays. No such central air-conditioning supply will be provided outside these hours other than as may be agreed in advance with the Landlord. Notwithstanding any provision to the contrary the Landlord shall not be liable to pay compensation to the Tenant in respect of any period during which owing to circumstances beyond the control of the Landlord the air-conditioning plant shall not be operating as the result of mechanical or power failure need of repair or overhaul or for any other reason beyond the control of the Landlord nor shall the Landlord be liable to grant to the Tenant any abatement of rent in respect of such interruption.

       (d) The Tenant upon duly paying the Rent and observing and performing the terms and complying with the conditions on the part of the Tenant to be performed as herein set forth shall at all times during the Term hereby granted quietly have hold and enjoy the Premises without any suit trouble or hindrance from the Landlord or anyone lawfully claiming under through or in trust for the Landlord.

       (e) The Landlord shall during the continuance of this Lease pay the Crown Rent and Property Tax in respect of the Premises.

   5.   IT IS HEREBY MUTUALLY AGREED AS FOLLOWS:-

       (a)(i) If the Rent and / or the Operating Charges and / or other moneys hereby reserved or any part thereof shall be unpaid for 15 days after the same shall become payable whether formally demanded or not; or

       (ii) If the Tenant shall default in the performance or observance of any term or condition hereof, or

       (iii) If the Tenant shall become bankrupt or enter into any composition or arrangement with creditors or shall suffer any execution to be levied on its goods or being a company shall go into liquidation; then and in any such case it shall be lawful for the Landlord to re-enter the Premises or any part thereof in the name of the whole and thereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any antecedent breach of the Tenant's terms and conditions and a written notice given by the Landlord to the Tenant to the effect that the Landlord thereby exercises the right of re-entry hereby conferred shall be a full and sufficient exercise of such power notwithstanding any statutory or common law provisions to the contrary. All costs and expenses for and incidental to any demand for the Rent or the Operating Charges or any other sum payable under this Lease (if the Landlord elects to so demand) or action or distraint for the recovery of the same (including any solicitors' or counsel's fees on solicitor and own client basis) shall be paid by the Tenant and shall be recoverable from him as a debt on a full indemnity basis.

       (b) Notwithstanding anything hereinbefore contained if the Tenant shall fail to pay the Rents and / or the Operating Charges and / or other moneys herein reserved or any part thereof on due dates the Landlord shall be entitled to:-

         (i) recover from the Tenant as a debt the following expenses incurred by the Landlord in the course of recovering the Rents and / or Operating Charges and / or other moneys unpaid or any part thereof:-

                (i.i) such sum as the Landlord shall reasonably determine to be collection charges for the additional work incurred by the Landlord's staff in collecting the Rents and / or the Operating Charges and / or other moneys unpaid or any part thereof;

                (i.ii) all solicitors' and / or counsels' fees (on a solicitor and own client basis) and court fees incurred by the Landlord for the purpose of recovering the Rents and / or the Operating

         Charges and / or other moneys unpaid or any part thereof; and

            (i.iii) any other fees paid to debt-collectors appointed by the Landlord for the purpose of collecting the Rents and / or the Operating Charges and / or other moneys unpaid or any part thereof.

           (ii) terminate or disconnect the supply of air-conditioning water electricity and other services and facilities to the Premises and / or to the Tenant.

       (c) This Lease sets out the full agreement between the parties. No other warranties or representations have been made or given relating to the tenancy or to the Building or the Premises. If any warranty or representation has been made the same is hereby waived. The provisions of this Lease cannot be changed orally.

       (d) Acceptance of the Rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach by the Tenant of any of its obligations hereunder. No condoning excusing or overlooking by the Landlord of any default breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or permitted by the Landlord unless expressed in writing and signed by the Landlord.

       (e) Any notice by the Landlord to the Tenant shall be deemed to have been duly served and any demand by the Landlord upon the Tenant shall be deemed to have been duly made if delivered to or sent by prepaid post or left at the Premises or at the last known address of the Tenant. Any notice by the Tenant to the Landlord shall be deemed to have been given if in writing and delivered or mailed by prepaid registered mail to the registered office of the Landlord.

       (f) For the purposes of this Lease any act default or omission of the agents servants employees contractors licensees guests invitees or customers of the Tenant shall be deemed to be the act default or omission of the Tenant.

       (g) The stamp duty registration fee and ratification fee (if any) payable on this Lease and its counterpart shall be borne by the Landlord and Tenant in equal shares.

       (h) The Tenant shall deposit with the Landlord the sum of HONG KONG DOLLARS THREE MILLION SIX HUNDRED FIFTY ONE THOUSAND TWO HUNDRED AND EIGHTY EIGHT ONLY (HK$3,651,288.00) as security for the due payment of the Rent the Operating Charges and other moneys hereby stipulated (hereinafter referred to as "the Deposit") and the due observance and performance of the term and conditions herein contained and on the part of the Tenant to be observed and performed. The Deposit shall be subject to revision in the event of adjustment in the Rent and / or Operating Charges and / or other moneys payable hereunder. The Deposit shall be retained by the Landlord for its own use and benefit throughout the Term free of any interest to the Tenant with power for the Landlord without prejudice to any other right or remedy hereunder to deduct therefrom the amount of any of the Rent the Operating Charges or other moneys payable hereunder which is in arrears or any loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any such agreement stipulation or condition. In the event of any deduction being made by the Landlord from the Deposit in accordance herewith the Tenant shall on demand by the Landlord forthwith further deposit the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter the Premises and to determine this Lease as hereinbefore provided. Subject as aforesaid the Deposit shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Lease and the delivery of vacant possession of the Premises to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-
  performance of any of the agreements stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.

       (i) This Lease and the agreements stipulations and conditions herein contained shall enure for the benefit of and be binding on the Landlord its successors and assigns. The obligations of the Tenant hereunder up to the date of termination of this Lease shall be enforceable against the Tenant and his successors but unless expressly agreed in writing by the Landlord the Tenant's successors shall not succeed to or be entitled to any of the benefits hereof or any interest hereunder.

       (j) The Tenant acknowledges that no fine premium key money or other consideration has been paid by the Tenant to the Landlord for or in connection with the grant of this lease.

       (k) The Landlord hereby reserves the right at any time during the Term hereby granted to change the name of the Building or any part thereof and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceeding or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

      (l) In the event of the Premises or any part thereof at any time during the Term being damaged or destroyed by fire water storm wind typhoon defective construction white-ants earthquake subsidence of the ground or any other cause (not attributable to the act default or negligence of the Tenant) so as to be rendered unfit for use and occupation or being declared unfit for use and occupation or becoming subject to a closure order then the Rent hereby stipulated or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall be again rendered fit for occupation and use Provided Always that the Landlord shall be under no obligation to reinstate the Premises if by reason of the condition of the Premises or any local regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable so to do. In such event the Landlord may forthwith or within a reasonable time thereafter determine this Lease but such determination shall not prejudice the rights and remedies of either party in respect of any antecedent breach on the part of the other.

      (m) It is hereby declared that in the construction of these presents unless the contrary intention appears words importing the masculine gender shall include female and neuter genders and vice versa words in the singular shall include the plural and vice versa and words importing persons shall include companies or corporations and vice versa.

                                     THE SCHEDULE
                                     ------------


    (1) The free passage and running of water soil gas electricity and other services from and to other parts of the Building in and through the pipes sewers drains conduits gutters watercourses wires cables channels and other conducting media (collectively "the Conducting Media") which are now or at any time during the Term laid or made in upon through or under the Premises and the free and uninterrupted use of all Conducting Media serving other parts of the Building which are now or at any time during the Term in upon through or under the Premises.

    (2) The right to construct and to maintain in over or under the Premises any easements or services for the benefit of any part of the Building or any adjoining property of the Landlord.

    (3) The right at any time during the Term at reasonable times during normal business hours after giving reasonable prior notice to the Tenant to enter (or in cases of emergency to break and enter) upon the Premises in order:-

          (a) to inspect cleanse repair amend remove or replace with others the
Conducting Media or any part thereof;

          (b) to inspect and to execute works in connection with any of the easements or services referred to in this Schedule;

          (c) to carry out work or do anything whatsoever comprised within the Landlord's obligations herein contained whether or not the Tenant is liable hereunder to make a contribution;

          (d) to exercise any of the rights possessed by the Landlord under the terms of this Agreement.

    (4) The right to erect scaffolding for the purpose of repairing refurbishing or cleaning the exterior of the Building notwithstanding that such scaffolding may temporarily interfere with the access to or enjoyment and use of the Premises.

    (5)   (a)    The right to use or permit or authorize other persons to
use all or any part of the common areas of the Building (including without limitation the common entrances, passages, corridors, staircases, lobbies and halls) whether by granting a tenancy, lease or licence in respect thereof for any trade business advertising or promotional use or activities; and

          (b) The right to remove, cancel, relocate or otherwise change the common areas of the Building (including but not limited to common entrances, passages, corridors, staircases, lobbies and halls) from time to time and in such manner as the Landlord may reasonably deem fit without the same constituting an actual or constructive eviction of the Tenant and without incurring any liability of the Tenant provided that such use or activities referred to in Paragraph (a) and such removal, cancellation, relocation or other change of the common areas of the Building referred to in Paragraph (b) shall not significantly interfere with access to the Premises.

AS WITNESS WHEREOF the hands of the parties the day and year first above written.

SIGNED BY                         )
                                  )
for and on behalf of the          )
                                  )
Landlord in the presence of:-     )
                                  )            /S/ Gilbert Tang
                                  )            Gilbert Tang

                                           For and on behalf of
                                           HYSAN PROPERTY MANAGEMENT LTD.
                                           Property Manager of
                                           LEE THEATRE REALTY LTD.
           /s/ Elaine Tse
           Elaine Tse
SIGNED by                         )
                                  )
                                  )
for and on behalf of the          )
                                  )
Tenant in the presence of:-       )        For and on behalf of
                                  )        PHYSICAL HEALTH CENTRE HONG KONG
LTD.
/S/ Authorized Signatory          )        /S/
                                  )        Director/Authorized Signature


RECEIVED the day and year first above     )
                                          )
written of and from the Tenant the sum    )
                                          )
of DOLLARS THREE MILLION SIX HUNDRED      )
FIFTY ONE THOUSAND TWO HUNDRED AND        ) HK$ 3,651,288.00
EIGHTY EIGHT ONLY -----                   )

Hong Kong Currency being the Deposit
above expressed to be paid by the
Tenant to the Landlord

WITNESS--

                                               /S/
                                               Gilbert Tang
                                               For and on behalf of
                                               HYSAN PROPERTY MANAGEMENT LTD
                                               property Manager of
                                               LEE THEATRE REALTY LTD.

                 /S/
                 Elaine Tse

                                   HOUSE RULES
                                   -----------

(1) The public halls entrances passages and stairways of the Building shall not be obstructed or used for any other purpose than ingress to or egress from the Premises in the Building.

(2) No public hall of the Building shall be decorated by any tenant in any manner without the prior consent of the Landlord.

(3) No tenant shall make or permit any noise such as to cause a nuisance or annoyance to any other tenant in the Building or the Landlord or do or permit anything to be done therein which will interfere with the rights comfort or convenience of other tenants.

(4) No tenant shall store arms, ammunition or unlawful goods kerosene or any explosive or combustible substance in any part of his premises.

(5) Each tenant shall keep such tenant's Premises in a good state of preservation and cleanliness and shall not sweep or throw or permit to be swept or thrown therefrom or from the doors windows terraces or balconies thereof any dirt or other substance.

(6) No article shall be placed in the public halls passages or on the public staircase landings nor shall anything be hung or shaken from the doors windows terraces or balconies or placed upon the window sills of the Building.

(7) No shades awnings or window guards shall be used in or about the Building except such as shall be approved by the Landlord.

(8) No sign signal advertisement or illumination shall be inscribed or exposed on or at any window or other part of the Building except such as shall have been approved in writing by the Landlord nor shall anything project out of any window of the Building without similar approval. The Landlord will provide space at the main entrance hall of the Building for a Directory of such design as may from time to time be determined by the Landlord. The Landlord will at the expense of a tenant provide a sign or plate indicating the name of the tenant on the Directory.

(9) The public lifts in the Building unless of automatic type and intended for operation by a passenger shall be operated only by employees of the Landlord and there shall be no interference whatsoever with the same by tenants or their guests licensees or employees.

(10) No velocipedes bicycles scooters or similar vehicles shall be allowed in the public passenger lifts and no baby carriage or any of the above-mentioned vehicles shall be allowed in the public halls passage ways areas or courts of the Building.

(11) Office equipment and supplies goods baggage and packages of every kind are to be delivered only at the service entrance of the Building and through the service lift or service stairways to any premises.

(12) Garbage and refuse from any premises shall be deposited in such manner as the manager of the Building may direct.

(13) Water-closets and other water apparatus in the Building shall not be used for any purpose other than those for which they were constructed nor shall any sweepings rubbish rags or any other articles be thrown into the same. Any damage resulting from misuse of any water-closets or apparatus shall be paid for by the tenant in whose Premises or by any of whose guests licensees or employees it shall have been caused.

(14) No tenant shall send any employee of the Landlord out of the Building on any private business of a tenant.

(15)   No bird or animal shall be kept harboured or allowed in any premises.

(16) No radio or television aerial shall be attached to or hung from the exterior of the Building.

(17) Any consent or approval given under these rules by the Landlord shall be revocable at any time.

(18) Complaints regarding the service or the Building shall be made in writing to the Landlord or any other person designated by the Landlord.

(19) No tenant shall allow any visitor licensee or employee of the tenant to stand or queue up outside his promises thereby causing an obstruction to the passages and entrance halls used in common with the other tenants of the Building.

(20) The Landlord shall have the right to prohibit any advertising by any tenant which in the Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices and shopping mall and upon written notice from the Landlord the tenant shall refrain from or discontinue such advertising.

(21) Windows shall remain closed save in an emergency such as fire or breakdown of the air-conditioning system.

(22) Canvassing and peddling in the Building is strictly prohibited and each tenant shall co-operate to prevent the same.

(23) Each tenant must upon the termination of his tenancy return to the Landlord all keys of stores offices and toilet rooms used by such tenant.

(24) The loading and unloading of goods shall be carried out at such times in such areas and through such entrances as shall be designated by the Landlord for this purpose from time to time.

(25) No heating facilities in addition to such facilities as may be provided by the Landlord (if any) shall be installed without the written consent of the
Landlord.

(26) It is the responsibility of a tenant to maintain and keep clean and clear of rubbish the public areas immediately adjacent to his premises to the satisfaction of the Landlord.

                                BUSINESS PREMISES

                               Dated the 2 MAY,1997
============================================================================
                            LEE THEATRE REALTY LIMITED
                                      LEASE
============================================================================
                        Description of Business Premises
                       Shop A on 11th Floor,
                       Whole of 12th Floor, 14th Floor and 15th Floor,
                       Lee Theatre Plaza, 99 Percival Street,
                       Causeway Bay, Hong Kong

Tenant                    Physical Health Centre Hong Kong Limited

Term                      Six (6) years

Commencing                1st March 1997

Expiring                  28th February 2003

Monthly Rents:-

(A) Basic Rent:
   (i) HK$943,536.00 for the period from 1st March 1997 to 29th February 2000;
and
  (ii) For the remaining three years of the term, the rental shall be revised at the then open market rent of the neighbouring premises and to be agreed between both parties.
All the above monthly rentals are exclusive of rates and operating charges

(B) Operating Charges: HK$207,292.00

                          OHA PROPERTY COMPANY LIMITED
                          ----------------------------
BY HAND
7th May 1997

SUBJECT TO CONTRACT
Williluck International Ltd
Rm 1701, 17th Floor
Causeway Bay Plaza 1
489 Hennessy Road
Hong Kong

Attention: Mr Serleo Luk

Dear Sirs

New Letting
Room 1301A on 13th Floor - One Hysan Avenue

Further to our recent discussion with your Miss D Lam, we confirm that we are prepared to offer you a tenancy of the above premises under the following terms and conditions-

Premises

Room 1301A on 13th Floor One Hysan Avenue Hong Kong as shown coloured red on the attached floor plan, for identification purpose only

Term

3 years commencing 19th May 1997 to 18th May 2000, both dates inclusive

Rental

HK$24,948.00 (HONG KONG DOLLARS TWENTY FOUR THOUSAND NINE HUNDRED AND FORTY EIGHT ONLY) per month, exclusive of rates and operating charges

Operating Charges

The operating charges covering air-conditioning and management services for the captioned premises shall be HK$3,465.00 (HONG KONG DOLLARS THREE THOUSAND FOUR HUNDRED AND SIXTY FIVE ONLY) per calendar month, payable monthly in advance. These charges shall be subject to revision and adjustment according to the fluctuation of the electricity charges and operation cost at the date of the commencement of the Tenancy Agreement and at any time during the continuance of the term hereby created.

The Landlord shall give to the Tenant one month's notice in writing of any revision or adjustment to be effected in the charges in respect of the provision of such service and upon the expiration of the said period, the said charges shall be revised or adjusted to the amount specified.

                                                         .../to be cont'd

                          OHA PROPERTY COMPANY LIMITED
                          ----------------------------
Page 2

7th May 1997
Williluck International Ltd

Air-conditioning Supplying Hours
Central air-conditioning will be supplied as follows:-

Mondays to Fridays            8:30 a.m. to 5:30 p.m.
Saturdays                     8:30 a.m. to 1:30 p.m.
No central air-conditioning will be supplied on Sundays and Public Holidays.

Should air-conditioning be required after normal supply hours, this can be arranged at the expense of the Tenant after prior application to the Landlord is made

Rates

HK$4,425.00 (HONG KONG DOLLARS FOUR THOUSAND FOUR HUNDRED AND TWENTY FIVE ONLY) per quarter, subject to Government's revision

Deposit

Upon acceptance of this offer, a deposit of HK$89,664.00 (HONG KONG DOLLARS EIGHTY NINE THOUSAND SIX HUNDRED AND SIXTY FOUR ONLY) being the equivalent of three months' rent, operating charges and provisional rates will be required. For avoidance of doubt, this deposit will unconditionally become non-refundable if for any reason whatsoever you do not proceed to execute the tenancy agreement and that this item only is expressly not subject to contract.

Tenancy

The tenancy shall be in the name of "Williluck International Ltd". Please let us have copies of the Business Registration Certificate, Memorandum & Articles of Association and Form "X" in respect of the said company for our record.

Handover of Premises

The premises will be handed over to you in bare shell condition.

Interior Decoration

The Tenant shall be responsible for all costs relating to its own internal decoration, partitioning, lighting, fixtures, fittings air-conditioning ducts and wiring, where required.

No structural alteration or cutting into cement concrete shall be permitted under any circumstances.

After signing the Tenancy Agreement, the Tenant shall be required to submit detailed plans showing the proposed display layout and the interior decoration, or additions to Landlord's fixtures and fittings in the Premises including wiring and other electrical fittings and air-conditioning for the approval of the Landlord before commencement of work is permitted.
                                                            .../to be cont'd

                           OHA PROPERTY COMPANY LIMITED
                           ----------------------------
Page 3

7th May 1997
Williluck International Ltd

Grace Period

1 1/2 months' grace period from the commencement date of the tenancy will be given for interior decoration during which no rent will be charged. The rental payment commencement date shall, therefore, be 4th July 1997. No central air-conditioning supply will be provided until the premises are in such an agreeable condition that the Building Management at its absolute discretion warrants to do the otherwise. Operating charges and rates are, however, payable from the commencement of the term.

Maintenance

Public areas and other areas intended for the general service of the building will be maintained by the Landlord at its expenses and the Landlord reserves the right of way to gain access into the tenant's area to perform its duties in respect thereof with prior appointment. Areas for the exclusive use of the Tenant including exclusively used toilets will be maintained by the Tenant at its expenses.

Legal Cost

The stamp duty on the Agreement and its counterpart thereof shall be borne by the parties in equal shares. Each party shall bear its own legal costs of and incidental to the preparation and completion of this Tenancy Agreement.

General

Upon your acceptance of this offer, both parties shall enter into a standard tenancy agreement for One Hysan Avenue, a sample of which is enclosed herewith for your information.

Kindly confirm your acceptance of the above terms by signing and returning to us the copy of this letter together with your cheque for HK89,664.00 in favour of "HYSAN DEVELOPMENT COMPANY LIMITED" in settlement of the non-interest bearing rental deposit on or before 13th May 1997; after which our offer shall deemed to have automatically lapse.


Yours faithfully

/S/ Lucilla Leung
Lucilla Leung (Ms)
Leasing & Administration Manager
Estate Department
For and on behalf of
HYSAN DEVELOPMENT CO LTD
Property Manager of
OHA PROPERTY CO LTD
Encl